Warburg Pincus Funds
Schedule 16 Calculations

Warburg Pincus Japan OTC Fund
For the Period November 1, 1994 to October 31, 1995

     Common Shares
     -------------
          Aggregate Total Return With Waivers:

                    ((9,228-10,000)/10,000) = -7.72%

          Aggregate Total Return Without Waivers:

                    ((9,198-10,000)/10,000) = -8.02%

          Annualized Total Return With Waivers:

             ((9,228/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE] -1) = -7.72%

          Annualized Total Return Without Waivers:

             ((9,198/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE] -1) = -8.02%

     Series 2 Shares
     ---------------
          Aggregate Total Return With Waivers:

                    ((9,218-10,000)/10,000) = -7.82%

          Aggregate Total Return Without Waivers:

                    ((9,056-10,000)/10,000) = -9.44%

          Annualized Total Return With Waivers:

             ((9,218/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE] -1) = -7.82%

          Annualized Total Return Without Waivers:

             ((9,056/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE] -1) = -9.44%



------------------------
* - The preceding expression is being raised to the power of 1/1

Warburg Pincus Japan OTC Fund
For the Period September 30, 1994 to October 31, 1995

     Common Shares
     -------------

          Aggregate Total Return With Waivers:

                    ((9,090-10,000)/10,000) = -9.10%

          Aggregate Total Return Without Waivers:

                    ((9,050-10,000)/10,000) = -9.50%

          Annualized Total Return With Waivers:

               ((9,090/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = -8.40%

          Annualized Total Return Without Waivers:

               ((9,050/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = -8.77%

     Series 2 Shares
     ---------------
          Aggregate Total Return With Waivers:

                    ((9,080-10,000)/10,000) = -9.20%

          Aggregate Total Return Without Waivers:

                    ((8,880-10,000)/10,000) = -11.20%

          Annualized Total Return With Waivers:

                ((9,080/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1)  = -8.49%

          Annualized Total Return Without Waivers:

               ((8,880/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1)  = -10.35%



------------------------
* - The preceding expression is being raised to the power of 1/1.08767